EXHIBIT (10.31)

First Amendment to Amended and Restated Credit Agreement

This First Amendment to Amended and Restated Credit Agreement (this “Amendment”) is entered into as of February 26, 2025, by and among Eastman Kodak Company, a New Jersey corporation (the “Borrower”), the other undersigned Loan Parties (as defined in the Credit Agreement (as defined below)) identified on the signature pages hereto, the undersigned Lenders identified on the signature pages hereto (the “Lenders”), and Alter Domus (US) LLC, as administrative agent (in such capacity, the “Administrative Agent”).

Recitals

A.
The Borrower, the Administrative Agent and the undersigned Lenders (the “Lenders”) are party to that certain Amended and Restated Credit Agreement, dated as of June 30, 2023 (as in effect prior to the effect of this Amendment, the “Existing Credit Agreement” and as amended by this Amendment, the “Credit Agreement”).
B.
The Borrower has requested, and the Administrative Agent and the undersigned Lenders, constituting 100% of the Lenders under the Existing Credit Agreement, are willing to agree to the amendment of the Existing Credit Agreement as set forth in Section 2 hereof, in each case, on the terms and conditions set forth in this Amendment.
C.
Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms.

1.1 All capitalized terms used herein, including the Recitals, but not defined herein shall have the same meanings herein as such terms have in the Credit Agreement.

2. Amendment. On the First Amendment Effective Date, subject to the terms and conditions set forth herein:

2.1 The definition of “Maturity Date” in Section 1.01 of the Existing Credit Agreement shall be amended and restated in its entirety as follows:

“Maturity Date” means the earlier of: (i) August 15, 2028 (or in the case of any Extended Loans, the maturity date related to such Extended Loans as such date may be extended pursuant to Section 2.16) and (ii) 5 days prior to the mandatory redemption date of any outstanding shares of Series B Preferred Stock and Series C Preferred Stock, (or, if the Series B Preferred Stock and/or the Series C Preferred Stock shall have been replaced, refinanced or otherwise retired with proceeds of any preferred equity interests or unsecured convertible debt, then 5 days prior to the mandatory redemption date of such preferred equity interests and/or unsecured convertible debt, as the case may be) with written notice of such date provided to the Administrative Agent and the Lenders by the Borrower; provided that, to the extent that the Maturity Date does not fall on a Business Day, then the Maturity Date shall be the immediately preceding Business Day.

3. Representations of the Loan Parties. To induce the Administrative Agent and each of the Lenders to execute and deliver this Amendment, each Loan Party represents and warrants as of the First Amendment Effective Date that:

3.1. the execution, delivery and performance by each Loan Party of this Amendment (a) are within each Loan Party’s corporate powers, and have been duly authorized by all necessary corporate action; (b) will not violate any Applicable Law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of the Loan Parties or any order of any Governmental Authority applicable to the Borrower or any Loan Party; (c) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority with competent jurisdiction over the Borrower or any Loan Party, except (i) such as have been obtained or made and are in full force and effect, (ii) any consent or approval of, registration or filings necessary to perfect Liens created under the Loan Documents (or release existing Liens) and (iii) immaterial consents, approvals, registrations or filings; and (d) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of the other Loan Parties or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of the other Loan Parties, except with respect to any default, conflict, breach or contravention or payment, to the extent that such violation, conflict, breach, contravention or payment would not reasonably be expected to have a Material Adverse Effect;

3.2. this Amendment has been duly executed and delivered by each Loan Party and constitutes, when executed and delivered by such Loan Party, a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

3.3. after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing;

3.4 none of the execution, delivery or performance of this Amendment impairs the validity of the Liens granted pursuant to the Loan Documents, which Liens, remain valid, subsisting and perfected to the same extent and secure the Obligations with the same priority required by the Loan Documents; and

3.5 all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (or, with respect to any representation or warranty that is itself modified or qualified by materiality or a “Material Adverse Effect” standard, such representation or warranty shall be true and correct in all respects) on and as of the date hereof, as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such date.

4. Conditions Precedent to Effective Date. This Amendment shall become effective on the date on which each of the following conditions is satisfied (or waived by the Lenders in writing) (such date, the “First Amendment Effective Date”):

4.1 the Administrative Agent and the Lenders shall have received duly executed counterparts of this Amendment from each of the Borrower, the other Loan Parties and each of the Lenders;

4.2 the representations and warranties contained in this Amendment, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date (except to the extent such representation and warranty speaks to an earlier date, in which case such representation and warranty shall be true and correct in all material respects on and as of such earlier date), in each case, without duplication of materiality qualifiers; and

4.3 no Default or Event of Default shall exist or have occurred and be continuing (after giving effect to the provisions of this Amendment).

5. Effect of this Amendment; No Novation. Except as expressly set forth herein, no other amendments, changes or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, reaffirmed and confirmed by each Loan Party as of the First Amendment Effective Date and the Loan Parties shall not be entitled to any other or further amendment by virtue of the provisions of this Amendment or with respect to the subject matter of this Amendment. To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control. On and after the First Amendment Effective Date, the Credit Agreement and this Amendment shall be read and construed as one agreement. On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Existing Credit Agreement as amended by this Amendment. The parties hereto acknowledge and agree that this Amendment does not constitute a novation, satisfaction, payment, re-borrowing or termination of the “Obligations” under the Existing Credit Agreement or the other Loan Documents, and that all such “Obligations” under the Existing Credit Agreement or the other Loan Documents are in all respects continued and outstanding as “Obligations” under the Credit Agreement. The parties hereto hereby acknowledge and agree that this Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

6. Entire Agreement. This Amendment represents the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

7. Governing Law and Waiver of Right to Trial by Jury.

7.1 THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (EXCEPT FOR THE CONFLICT OF LAWS RULES THEREOF, BUT INCLUDING GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402).

7.2 Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property to the exclusive jurisdiction of the Supreme Court of the State of New York and of the United States District Court of the Southern District of New York, in each case sitting in New York County, and any appellate court from any thereof (and, to the extent necessary to enforce the Administrative Agent’s or the Lenders’ rights under the Loan Documents, courts where Collateral may be located or deemed to be located and any appellate court thereof), in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment relating to any Loan Document, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

7.3 Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document in any court referred to in Section 7.2. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

7.4 Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement. Nothing in this Amendment or any other Loan Document will affect the right of any party to this Amendment to serve process in any other manner permitted by law.

7.5 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

8. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns.

9. Further Assurances. Each of the Loan Parties shall execute and deliver such additional documents and take such additional action as may be reasonably requested by the Administrative Agent or the Lenders to effectuate the provisions and purposes of this Amendment.

10. Amendment; Final Agreement. This Amendment may not be amended, supplemented, or otherwise modified except by a written agreement entered into in accordance with Section 9.02 of the Credit Agreement. This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

11. Fees and Expenses. The Borrower shall pay all reasonable and documented fees, costs and expenses incurred by the Administrative Agent and the Lenders to the extent required pursuant to Section 9.03 of the Credit Agreement in connection with this Amendment and the other instruments and documents being executed and delivered in connection herewith and the transactions contemplated hereby and matters herein.

12. Counterparts. This Amendment may be executed in counterparts and by different parties on separate counterpart signature pages, each of which constitutes an original and all of which taken together constitute one and the same instrument. Delivery of a counterpart hereof by facsimile transmission or by e‑mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.

[Remainder of Page Intentionally Left Blank; Signature Pages to Follow]

This First Amendment to Amended and Restated Credit Agreement is entered into as of the date and year first above written.

Borrower

Eastman Kodak Company

By: /s/ Matthew C. Ebersold

Name: Matthew C. Ebersold

Title: Treasurer

[First Amendment to Amended and Restated Credit Agreement – Eastman Kodak Company]

Other Loan Parties

Kodak (Near East), Inc.

Kodak Americas, Ltd.

By: /s/ Matthew C. Ebersold

Name: Matthew C. Ebersold

Title: Treasurer

Eastman Kodak International Capital Company, Inc.

By: /s/ Matthew C. Ebersold

Name: Matthew C. Ebersold

Title: Director, President & Treasurer

Kodak International Finance Limited

By: /s/ Matthew C. Ebersold

Name: Matthew C. Ebersold

Title: Director

Kodak Canada ULC

Kodak Philippines, Ltd.

Graphic Systems Services, Inc.

By: /s/ Matthew C. Ebersold

Name: Matthew C. Ebersold

Title: Director and Treasurer

Kodak Limited

By: /s/ Helen Griffiths

Name: Helen Griffiths

Title: Director and Secretary

[First Amendment to Amended and Restated Credit Agreement – Eastman Kodak Company]

Accepted and agreed to.

ALTER DOMUS (US) LLC, as Administrative Agent

By: /s/ Pinju Chiu

Name: Pinju Chiu

Title: Associate Counsel

[First Amendment to Amended and Restated Credit Agreement – Eastman Kodak Company]

KENNEDY LEWIS (EU) SVP LP, as a Lender

By: Kennedy Lewis Management LP, its Investment Advisor

By: /s/ Melissa Griffiths

Name: Melissa Griffiths

Title: Authorized Signatory

KLIM DELTA HQC3 LP, as a Lender

By: Kennedy Lewis Management LP, its Investment Advisor

By: /s/ Melissa Griffiths

Name: Melissa Griffiths

Title: Authorized Signatory

KENNEDY LEWIS CAPITAL PARTNERS

MASTER FUND II LP, as a Lender

By: Kennedy Lewis Management LP, its Investment Advisor

By: /s/ Melissa Griffiths

Name: Melissa Griffiths

Title: Authorized Signatory

[First Amendment to Amended and Restated Credit Agreement – Eastman Kodak Company]

KENNEDY LEWIS CAPITAL PARTNERS

MASTER FUND III LP, as a Lender

By: Kennedy Lewis Management LP, its Investment Advisor

By: /s/ Melissa Griffiths

Name: Melissa Griffiths

Title: Authorized Signatory

KLCP CO-INVESTMENT OPPORTUNITIES III LP, as a Lender

By: Kennedy Lewis Management LP, its Investment Advisor

By: /s/ Melissa Griffiths

Name: Melissa Griffiths

Title: Authorized Signatory

KITKA FUND LP, as a Lender

By: Kennedy Lewis Management LP, its Investment Advisor

By: /s/ Melissa Griffiths

Name: Melissa Griffiths

Title: Authorized Signatory

[First Amendment to Amended and Restated Credit Agreement – Eastman Kodak Company]

FP CREDIT PARTNERS II AIV, L.P., as a Lender

By: FP Credit Partners GP II, L.P.

Its: General Partner

By: FP Credit Partners GP II Management, LLC

Its: General Partner

By: /s/ Scott Eisenberg

Name: Scott Eisenberg

Title: Managing Director

FP CREDIT PARTNERS PHOENIX II AIV, L.P., as a Lender

By: FP Credit Partners GP II, L.P.

Its: General Partner

By: FP Credit Partners GP II Management, LLC

Its: General Partner

By: /s/ Scott Eisenberg

Name: Scott Eisenberg

Title: Managing Director

[First Amendment to Amended and Restated Credit Agreement – Eastman Kodak Company]